UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 18, 2023

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701

(Address of principal executive offices)

(732) 380-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

As previously disclosed, Reliance Global Group, Inc., a Florida corporation (the “Company”), Fortman Insurance Services, LLC, Fortman Insurance Agency, LLC, Jonathan Fortman, and Zachary Fortman (collectively, the “Parties”) entered into a purchase agreement on or around May 1, 2019 (the “Purchase Agreement”), whereby the Company purchased the business and certain assets noted within the Purchase Agreement. On May 18, 2023, the Parties entered into that certain second amendment to the Purchase Agreement (the “Second Amendment”). Pursuant to the Second Amendment, the Parties agreed to a total remaining balance of $716,850.00 owed to both Jonathan Fortman and Zachary Fortman under the Purchase Agreement for a combined total amount owed of $1,433,700. In satisfaction of such remaining balances, the Company agreed to issue 176,130 shares of the Company’s restricted common stock, par value $0.086 per share (the “Common Stock”), to both Jonathan Fortman and Zachary Fortman (collectively, the “Shares”), for a total issuance of 352,260 shares of Common Stock. Following the issuance of the Shares, the Company’s issued and outstanding Common Stock count will be 1,983,308. If the Nasdaq official closing price of the Common Stock is less than $4.07 on November 18, 2023, then the Company shall pay both Jonathan Fortman and Zachary Fortman an amount equal to the Make-Up Payment (as defined herein) within fifteen (15) business days thereafter. Pursuant to the Second Amendment, the “Make-Up Payment” means an amount in cash equal to $616,850.00 minus First Holder Shares Value (as defined herein) to Jonathan Fortman, and $616,850.00 minus Second Holder Shares Value (as defined herein) to Zachary Fortman. Further, under the Second Amendment, the “First Holder Shares Value” and “Second Holder Shares Value” means 176,130 and 176,130 respectively (subject to appropriate adjustments for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock) multiplied by the Nasdaq official closing price of the Common Stock on November 18, 2023.

The foregoing description of the terms of the Second Amendment and the transactions contemplated thereby does not purport to be complete, and is qualified in its entirety by reference to the copy of the Second Amendment filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to the Purchase Agreement, dated as of May 18, 2023, by and between Reliance Global Group, Inc., Fortman Insurance Services, LLC, Fortman Insurance Agency, LLC, Jonathan Fortman, and Zachary Fortman
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliance Global Group, Inc.

Dated: May 24, 2023	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer